================================================================================

Prospective investors are advised to read carefully, and should rely solely on, the information contained in the final prospectus supplement and the related prospectus (the "Final Prospectus") in making their investment decision.

   This diskette relates to the Prospectus Supplement, dated _______ and the related prospectus dated _____ (together, the "Prospectus Supplement") relating to the GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through
                         Certificates, Series 2004-C2.

This diskette should be reviewed only in conjunction with the entire Prospectus Supplement. This diskette does not contain all relevant information relating to the underlying Mortgage Loans. Such information is described elsewhere in the
                             Prospectus Supplement.

    Any information contained on this diskette will be more fully described elsewhere in the Prospectus Supplement.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and should carefully review the
                             Prospectus Supplement.

NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION
                      OF AN OFFER TO BUY THE CERTIFICATES.

================================================================================


  LOAN
  NUMBER        PROPERTY NAME                       STREET ADDRESS                                CITY
----------------------------------------------------------------------------------------------------------------
     45371      Turnbury Park Apartments            47387 Victorian Blvd                      Canton
   DBM20122     Stonybrook Apartments               801 Cooper Street                         Deptford
   DBM20119     Rothschild Portfolio                Various                                   Bronx
  DBM20119-1    250 East 176th Street               250 East 176th Street                     Bronx
  DBM20119-2    80 West 170th Street                80 West 170th Street                      Bronx
  DBM20119-3    1146 Ogden Avenue                   1146 Ogden Avenue                         Bronx
  DBM20119-4    2121 Grand Concourse                2121 Grand Concourse                      Bronx
  DBM20119-5    1234 Shakespere Avenue              1234 Shakespere Avenue                    Bronx
     45342      Stonewood Apartments                701 T. C. Jester Boulevard                Houston
   04-15780     Number 10 Main Street               10 South Main Street                      Memphis
   04-15907     Shalamar Apartments                 1640 Aquarena Springs Drive               San Marcos
   DBM20127     Hilltop Gardens                     47 Princeton Street                       Leominster
     44875      Fox Hill Apartments                 8508 Greenwell Springs Road               Baton Rouge
     45537      Chateau Calistoga Mobile Home Park  223 Champagne West                        Calistoga
   03-13939     Longfellow Apartments               5521Colorado Avenue N.W.                  Washington
   04-16481     Crescent Village Apartments         5020 Taft Boulevard                       Wichita Falls
     44511      Sandpiper Apartments                272 Shadow Mountain Drive                 El Paso
   DBM20187     Franklin Place Apartments           2315 Lakeland Road                        Dalton
     43444      Wesley Park Apartments              1304 Wesley Road                          Auburn
     44615      Stone Mill Run Apartments           5101 - 5125 Curry Ford Road               Orlando





  LOAN
  NUMBER                 COUNTY                       STATE                ZIP CODE                  PROPERTY TYPE
---------------  ---------------------------------------------------------------------------------------------------------------
     45371        Wayne                       Michigan                       48188                    Multifamily
   DBM20122       Gloucester                  New Jersey                     08096                    Multifamily
   DBM20119       Bronx                       New York                      Various                   Multifamily
  DBM20119-1      Bronx                       New York                       10457                    Multifamily
  DBM20119-2      Bronx                       New York                       10452                    Multifamily
  DBM20119-3      Bronx                       New York                       10452                    Multifamily
  DBM20119-4      Bronx                       New York                       10453                    Multifamily
  DBM20119-5      Bronx                       New York                       10452                    Multifamily
     45342        Harris                      Texas                          77008                    Multifamily
   04-15780       Shelby                      Tennessee                      38103                    Multifamily
   04-15907       Hays                        Texas                          78666                    Multifamily
   DBM20127       Worcester                   Massachusetts                  01453                    Multifamily
     44875        East Baton Rouge Parish     Louisiana                      70814                    Multifamily
     45537        Napa                        California                     94515                Manufactured Housing
   03-13939       District of Columbia        District of Columbia           20011                    Multifamily
   04-16481       Wichita                     Texas                          76308                    Multifamily
     44511        El Paso                     Texas                          79912                    Multifamily
   DBM20187       Whitfield                   Georgia                        30721                    Multifamily
     43444        DeKalb                      Indiana                        46706                    Multifamily
     44615        Orange                      Florida                        32812                    Multifamily




                                       INITIAL                                            STUDIOS (1)            1 BEDROOM (1)
  LOAN          INITIAL POOL         POOL BALANCE                                               AVG RENT                AVG RENT
  NUMBER         BALANCE ($)     PER UNIT OR PAD ($)      UTILITIES PAID BY TENANT   # UNITS   PER MO. ($)   # UNITS  PER MO. ($)
-------------  -------------------------------------------------------------------------------------------------------------------
     45371      $16,865,186           $104,753            Water/Gas                        0             0        33        1,095
   DBM20122     $15,850,970           $ 61,438            Gas/Electricity                 40           578       140          745
   DBM20119     $15,134,314           $ 62,281            Gas/Electricity                 19           526       158          658
  DBM20119-1    $         -           $      -            Gas/Electricity                 11           537        41          671
  DBM20119-2    $         -           $      -            Gas/Electricity                  6           518        24          660
  DBM20119-3    $         -           $      -            Gas/Electricity                  0             0        36          616
  DBM20119-4    $         -           $      -            Gas/Electricity                  0             0        27          747
  DBM20119-5    $         -           $      -            Gas/Electricity                  2           489        30          610
     45342      $13,230,000           $ 52,500            Water/Sewer/Electricity          0             0       144          754
   04-15780     $ 7,873,453           $ 70,299            Electricity                      0             0        56          862
   04-15907     $ 7,100,000           $ 43,827            Electricity                      0             0        88          534
   DBM20127     $ 6,918,782           $ 57,657            Electricity                      5           569        55          684
     44875      $ 6,069,415           $ 23,525            Electricity                      0             0        64          410
     45537      $ 4,040,000           $ 20,612            Water/Gas/Electricity           24           380       172          380
   03-13939     $ 2,936,940           $ 42,564            Electricity                     10           640        59          750
   04-16481     $ 2,594,850           $ 58,974            Gas/Electricity                  0             0         0            0
     44511      $ 2,495,198           $ 27,420            Gas/Electricity                  0             0        25          411
   DBM20187     $ 2,450,021           $ 40,834            None                             0             0        36          607
     43444      $ 1,946,613           $ 26,666            None                             0             0        72          532
     44615      $ 1,457,852           $ 33,133            Sewer/Electricity                0             0        44          490




                     2 BEDROOM (1)            3 BEDROOM              4 BEDROOM             5 BEDROOM         NUMBER
  LOAN                      AVG RENT               AVG RENT               AVG RENT              AVG RENT       OF
  NUMBER         # UNITS   PER MO. ($)  # UNITS   PER MO. ($)  # UNITS  PER MO. ($)   #UNITS  PER MO. ($)   ELEVATORS
---------------  ------------------------------------------------------------------------------------------------------
     45371            64         1,418       64         1,564        0            0        0            0           0
   DBM20122           78           874        0             0        0            0        0            0           0
   DBM20119           61           782        5           961        0            0        0            0           4
  DBM20119-1           7           866        0             0        0            0        0            0           1
  DBM20119-2          26           806        0             0        0            0        0            0           1
  DBM20119-3          12           637        0             0        0            0        0            0           1
  DBM20119-4          11           841        5           961        0            0        0            0           1
  DBM20119-5           5           763        0             0        0            0        0            0           0
     45342           108           988        0             0        0            0        0            0           0
   04-15780           56         1,324        0             0        0            0        0            0           2
   04-15907           72           654        2           980        0            0        0            0           0
   DBM20127           60           785        0             0        0            0        0            0           0
     44875           142           470       51           575        1          800        0            0           0
     45537             0             0        0             0        0            0        0            0           0
   03-13939            0             0        0             0        0            0        0            0           1
   04-16481           44           785        0             0        0            0        0            0           0
     44511            42           505       24           630        0            0        0            0           0
   DBM20187           24           737        0             0        0            0        0            0           0
     43444             1           600        0             0        0            0        0            0           1
     44615             0             0        0             0        0            0        0            0           0


(1) For MHC loans, unit of measure is single wide, double wide, and triple wide